                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
NOVEMBER 15, 2001                                             60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

October 11, 2001

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund, each a Massachusetts business trust, and Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc. and Nuveen Insured California Premium Income Municipal Fund 2, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 15, 2001, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except California Value, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

          i.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

          ii.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

    b. For California Value, to elect three (3) Board Members for a three year term or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on September 17, 2001 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), (the aforementioned California Funds will be referred to collectively as the "California Funds"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), (the aforementioned Florida Funds will be referred to collectively as the "Florida Funds"), (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 15, 2001 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matter coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that

Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    MATTER                        COMMON SHARES    MUNIPREFERRED*
-----------------------------------------------------------------------------------
1a(i). Election of Board Members by all                 X                 X
       shareholders (except California Value)
       (Robert P. Bremner, Lawrence H. Brown,
       Anne E. Impellizzeri, Peter R. Sawers
       and Judith M. Stockdale nominated)
-----------------------------------------------------------------------------------
 a(ii). Election of Board Members by                   N/A                X
        MuniPreferred only (except California
        Value) (William J. Schneider and
        Timothy R. Schwertfeger nominated)
-----------------------------------------------------------------------------------
  b. Election of Board Members for California           X                N/A
     Value by all shareholders (Lawrence H.
     Brown, Peter R. Sawers and Timothy R.
     Schwertfeger nominated)
-----------------------------------------------------------------------------------

* "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Fund (except California Premium, California Dividend, Florida Investment, Florida Quality and Insured Florida, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on September 17, 2001 will be entitled to one vote for each share held. As of September 17, 2001 shares of the Funds issued and outstanding were as follows:

---------------------------------------------------------------------------------------
          FUND               SYMBOL*        COMMON SHARES           MUNIPREFERRED
---------------------------------------------------------------------------------------
 California Value              NCA            25,222,661             N/A
 California Performance        NCP            12,905,495             1,800 Series T
                                                                       640 Series W
                                                                     1,800 Series F
 California Opportunity        NCO            8,117,246              2,200 Series W
                                                                       520 Series F
 California Investment         NQC            13,518,085             3,600 Series M
                                                                       880 Series W
 California Select             NVC            22,991,940             2,400 Series T
                                                                     1,680 Series W
                                                                     3,600 Series TH
 California Quality            NUC            21,838,548             1,400 Series M
                                                                     3,000 Series W
                                                                     3,000 Series F
 Insured California            NPC            6,426,490              1,800 Series T
 Insured California 2          NCL            12,631,177             1,900 Series T
                                                                     1,900 Series TH
 California Premium            NCU            5,772,858              1,720 Series M
 California Dividend           NAC            23,406,349             3,500 Series TH
                                                                     3,500 Series F
 Florida Investment            NQF            16,414,529             3,080 Series T
                                                                     2,200 Series F
 Florida Quality               NUF            14,158,142             1,700 Series M
                                                                     1,700 Series TH
                                                                     1,280 Series F
 Insured Florida               NFL            14,290,929             1,640 Series W
                                                                     2,800 Series TH
---------------------------------------------------------------------------------------

* All Funds are listed on the New York Stock Exchange with the exception of NCU.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 11, 2001.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except California Value) seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year three (3) Board Members are to be elected at this meeting to serve on the Board of California Value for a three year term.

A. FOR CALIFORNIA PERFORMANCE, CALIFORNIA OPPORTUNITY, CALIFORNIA INVESTMENT, CALIFORNIA SELECT, CALIFORNIA QUALITY, INSURED CALIFORNIA, INSURED CALIFORNIA 2, CALIFORNIA PREMIUM, CALIFORNIA DIVIDEND, FLORIDA INVESTMENT, FLORIDA QUALITY AND INSURED FLORIDA.

          (i) Five Board Members are to be elected by holders of Common Shares and the MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

          (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. William J. Schneider and Timothy R. Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR CALIFORNIA VALUE. The Board of California Value has designated Lawrence
H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I Board Members, and as nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in 2004, and until their successors have been duly elected and qualified. The remaining Board Members, Bremner, Impellizzeri, Schneider and Stockdale are current and continuing Board Members. The term of Board Member Impellizzeri as a Class II Board Member of California Value, expires in 2002. The terms of Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members of California Value expire in 2003.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for the Massachusetts Business Trusts) will be required to elect Board Members of that Fund. For the Massachusetts Business Trusts, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds (excluding money markets funds) which each nominee beneficially owned as of July 31, 2001, as more fully described in footnote (2) to the following table. All of the nominees were last elected to the Board at the 2000 annual meeting of shareholders except for California Value which only elected Class III Board Members. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                            FULL COMMON SHARES
                                                                            BENEFICIALLY OWNED
                                                                                 JULY 31, 2001
                                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
      NOMINEES AS OF JULY 31, 2001(1)          APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40(3)                1997-- All Funds                   0        6,272
Board Member of the Funds; private investor         except
and management consultant.                   1999-- California Dividend

Lawrence H. Brown, 7/29/34(4)                1993-- All Funds                   0       11,714
Board Member of the Funds; retired in               except
August 1989 as Senior Vice President of The  1999-- California Dividend
Northern Trust Company (banking and trust
industry).

Anne E. Impellizzeri, 1/26/33(5)             1994-- All Funds                   0       10,284
Board Member of the Funds; Executive                except
Director (since 1998) of Manitoga/The        1999-- California Dividend
Russel Wright Design Center (home and
landscape), formerly, President and Chief
Executive Officer of Blanton-Peale
Institute (a training and counseling
organization); prior thereto, Vice
President, Metropolitan Life Insurance Co.

Peter R. Sawers, 4/3/33(4)                   1991-- All Funds except as         0       20,633
Board Member of the Funds; Adjunct                  indicated below
Professor of Business and Economics,         1992-- Insured Florida
University of Dubuque, Iowa; formerly,              Insured California
(1991-2000) Adjunct Professor, Lake Forest   1993-- Insured California 2
Graduate School of Management, Lake Forest,  1999-- California Dividend
Illinois; prior thereto, Executive
Director, Towers Perrin Australia;
Chartered Financial Analyst; Certified
Management Consultant.

William J. Schneider, 9/24/44(3)(6)          1997-- All Funds                   0       49,251
Board Member of the Funds; Senior partner           except
and Chief Operating Officer,                 1999-- California Dividend
Miller-Valentine Group; Vice President,
Miller-Valentine Realty (commercial real
estate); Chair, Miami Valley Hospital; Vice
Chair Miami Valley Economic Development
Coalition; formerly, Member, Community
Advisory Board, National City Bank, Dayton,
Ohio; and Business Advisory Council,
Cleveland Federal Reserve Bank.

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                            FULL COMMON SHARES
                                                            BENEFICIALLY OWNED
                                                               JULY 31, 2001
                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
      NOMINEES AS OF JULY 31, 2001(1)          APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(4)(6)      1994--All Funds                    0      352,582
Chairman of the Board (since July 1996) and  except
President (since July 1999) of the Funds;    1999--California Dividend
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp. Chairman, Trustee and President
(since September 1999) of the funds advised
by Nuveen Senior Loan Asset Management,
Inc.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Director (since 1996) of Institutional
Capital Corporation; Chairman and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since
1999); Chief Executive Officer and Director
of Nuveen Senior Loan Asset Management Inc.
(since September 1999).
Judith M. Stockdale, 12/29/47(3)             1997--All Funds                    0        3,826
Board Member of the Funds; Executive         except
Director (since 1994) of the Gaylord and     1999--California Dividend
Dorothy Donnelley Foundation, a private
family foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
----------------------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of July 31, 2001, the Board Members and nominees were board members of 30 Nuveen open-end funds and 66 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC, NIAC and NSLAM funds referred to in note
(1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares in which he has shared investment power with his spouse and shares held in Nuveen's 401(k)/profit sharing plan. 5,440 Nuveen fund shares not listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares. 1,057 shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

(3) Board Members Bremner, Schneider and Stockdale are currently Class III Board Members of California Value whose term will expire in 2003.

(4) Board Members Brown, Sawers and Schwertfeger are Class I Board Members of California Value, whose current term will expire at the annual meeting and have been nominated for a new term to expire in 2004.

(5) Ms. Impellizzeri is a continuing Class II Board Member of California Value, whose term will expire in 2002.

(6) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except California Value.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee for attendance by telephone at a meeting held on a day on which no regular Board meeting is held other than a meeting of the executive committee, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of the executive committee or the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except California Value, California Opportunity, California Premium and Insured California are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 2000.

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)
--------------------------------------------------------------------------------

                                                              BOARD MEMBER
                               --------------------------------------------------------------------------
                               ROBERT P.   LAWRENCE H.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
                                BREMNER       BROWN      IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
---------------------------------------------------------------------------------------------------------
California Value               $     333           352            333        333          333         333
California Performance         $     393           415            393        393          393         393
California Opportunity         $     250           264            250        250          250         250
California Investment          $     417           439            417        417          417         417
California Select              $     712           751            712        712          712         712
California Quality             $     695           733            695        695          695         695
Insured California             $     190           201            190        190          190         190
Insured California 2           $     366           386            366        366          366         366
California Premium             $     161           169            161        161          161         161
California Dividend            $     674           711            674        674          674         674
Florida Investment             $     508           532            508        508          508         508
Florida Quality                $     448           470            448        448          448         448
Insured Florida                $     443           464            443        443          443         443
Total Compensation Nuveen
Funds Paid to Board
Members(2)                     $  71,000        75,000         71,000     71,250       69,000      71,000
---------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan with each Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                 DEFERRED FEES

                                                         BOARD MEMBER (3)
                                   ------------------------------------------------------------
                                   ROBERT P.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
                                    BREMNER    IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
-----------------------------------------------------------------------------------------------
California Value                   $      --             --         --           --          --
California Performance             $      53            334        354          340          82
California Opportunity             $      --             --         --           --          --
California Investment              $      57            353        375          360          87
California Select                  $      97            604        641          615         149
California Quality                 $      94            589        626          600         146
Insured California                 $      --             --         --           --          --
Insured California 2               $      50            310        330          316          77
California Premium                 $      --             --         --           --          --
California Dividend                $      92            572        608          582         141
Florida Investment                 $      71            481        474          443         113
Florida Quality                    $      63            424        418          391         100
Insured Florida                    $      62            420        413          386          99
-----------------------------------------------------------------------------------------------

(2) Includes compensation for service on the boards of the NAC Funds paid during the calendar year ended December 31, 2000.

(3) Mr. Brown did not defer any compensation.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or

(ii) matters of administrative or ministerial nature. No Funds held an executive committee meeting during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of each of the California Funds held eleven meetings during its last fiscal year; twelve dividend and valuation committee meetings were held for each of the Florida Funds.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121.A of the American Stock Exchange listing standards, as applicable. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held four meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of July 31, 2001 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in August 2002.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Alan G. Berkshire        12/28/60    Vice President and   Senior Vice President (since May
                                     Assistant Secretary  1999), General Counsel (since
                                     (since 1998)         September 1997) and Secretary
                                                          (since May 1998) of The John Nuveen
                                                          Company and Nuveen Investments;
                                                          Senior Vice President (since May
                                                          1999), and Secretary (since May
                                                          1998) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory
                                                          Corp.; Senior Vice President and
                                                          Secretary (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; prior thereto, Partner in the
                                                          law firm of Kirkland & Ellis.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of Nuveen
                                     Treasurer (since     Investments (since January 1999),
                                     1999)                prior thereto, Assistant Vice
                                                          President (from January 1997);
                                                          formerly Associate of Nuveen
                                                          Investments; Vice President and
                                                          Treasurer (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; Chartered Financial Analyst.

Michael S. Davern        6/26/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1998)         Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc. (from September 1991
                                                          to January 1997).

Lorna C. Ferguson        10/24/45    Vice President       Vice President of Nuveen
                                     (since 1998)         Investments; Vice President of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (since
                                                          January 1998).

William M. Fitzgerald    3/2/64      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. (since December 1995); prior
                                                          thereto, Assistant Vice President
                                                          of Nuveen Advisory Corp. (from
                                                          September 1992 to December 1995);
                                                          Chartered Financial Analyst.

Stephen D. Foy           5/31/54     Vice President and   Vice President of Nuveen
                                     Controller (since    Investments and (since May 1998)
                                     1998)                The John Nuveen Company; Vice
                                                          President (since September 1999) of
                                                          Nuveen Senior Loan Asset Management
                                                          Inc.; Certified Public Accountant.

J. Thomas Futrell        7/5/55      Vice President       Vice President of Nuveen Advisory
                                     (since 1991)         Corp; Chartered Financial Analyst.

Richard A. Huber         3/26/63     Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp. (since
                                                          March 1998) and Nuveen Advisory
                                                          Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc.

Steven J. Krupa          8/21/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1990)         Corp.

David J. Lamb            3/22/63     Vice President       Vice President (since March 2000)
                                     (since 2000)         of Nuveen Investments, previously
                                                          Assistant Vice President (since
                                                          January 1999), prior thereto,
                                                          Associate of Nuveen Investments;
                                                          Certified Public Accountant.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Larry W. Martin          7/27/51     Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Assistant General Counsel of
                                     Assistant Secretary  Nuveen Investments; Vice President
                                     (since 1988)         and Assistant Secretary of Nuveen
                                                          Advisory Corp., Nuveen
                                                          Institutional Advisory Corp.,
                                                          Nuveen Asset Management Inc. (since
                                                          January 1997) and Nuveen Senior
                                                          Loan Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company.

Edward F. Neild, IV      7/7/65      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. and Nuveen Institutional
                                                          Advisory Corp. (since September
                                                          1996); prior thereto, Assistant
                                                          Vice President of Nuveen Advisory
                                                          Corp. (from December 1993 to
                                                          September 1996) and Nuveen
                                                          Institutional Advisory Corp. (from
                                                          May 1995 to September 1996);
                                                          Chartered Financial Analyst.

Stephen S. Peterson      9/20/57     Vice President       Vice President (since September
                                     (since 1997)         1997); Assistant Vice President
                                                          (from September 1996 to September
                                                          1997) and, prior thereto, Portfolio
                                                          Manager of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.

Thomas C. Spalding, Jr.  7/31/51     Vice President       Vice President of Nuveen Advisory
                                     (since 1987)         Corp. and Nuveen Institutional
                                                          Advisory Corp.; Chartered Financial
                                                          Analyst.

Gifford R. Zimmerman     9/9/56      Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Associate General Counsel of
                                     Secretary (since     Nuveen Investments; Vice President,
                                     1998)                General Counsel and Assistant
                                                          Secretary of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory
                                                          Corp.; Vice President and Assistant
                                                          Secretary of Nuveen Senior Loan
                                                          Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company; Chartered Financial
                                                          Analyst.
---------------------------------------------------------------------------------------------

On July 31, 2001 Board Members and executive officers of the Funds as a group beneficially owned 577,247 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group did not beneficially own any Common Shares of any Fund or any shares of MuniPreferred of any Fund. As of September 17, 2001, no shareholder owned more than 5% of any class of shares of any Fund.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and it meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of the Fund's independent auditors. The Committee is composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee has discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

-----------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
                                   AUDIT           SYSTEMS DESIGN AND           ALL OTHER
             FUND                  FEES            IMPLEMENTATION FEES            FEES
-----------------------------------------------------------------------------------------
California Value                  $11,440                  $0                    $  180
California Performance             11,440                   0                     2,416
California Opportunity             11,440                   0                     2,338
California Investment              11,440                   0                     2,428
California Select                  11,440                   0                     2,590
California Quality                 11,440                   0                     2,581
Insured California                 11,440                   0                     2,303
Insured California 2               11,440                   0                     2,398
California Premium                 11,440                   0                     2,287
California Dividend                11,440                   0                     2,558
Florida Investment                 11,440                   0                     2,472
Florida Quality                    11,440                   0                     2,441
Insured Florida                    11,440                   0                     2,434
-----------------------------------------------------------------------------------------

ALL OTHER FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year each Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen

Investments ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 13, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 27, 2002. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Florida Fund was June 30, 2001 and for each California Fund was August 31, 2001.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 2001 were sent (Florida Funds) or will be sent (California Funds) to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

October 11, 2001

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NCA1101

[NUVEEN INVESTMENTS LOGO]                                                             FL INVESTMENT QUALITY MUNICIPAL FUND
                                                                                         ANNUAL MEETING OF SHAREHOLDERS

333 WEST WACKER DRIVE                                                                           COMMON SHARES
CHICAGO, IL 60606-1256
                                                                                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                               NOVEMBER 15, 2001


                                                               The annual meeting of shareholders will be held Thursday, November
                                                               15, 2001, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                               At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints
                                                               Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman,
                                                               and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 15, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                  KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


FL INVESTMENT QUALITY MUNICIPAL FUND
Common Shares

     Vote On Proposal                                     For    Withhold     For All      To withhold authority to vote, mark "For
                                                          All      All        Except       All Except" and write the nominee's
                                                                                           number on the line below.
     1.  ELECTION OF NOMINEES TO THE BOARD                [ ]      [ ]         [ ]
         01) Robert P. Bremner
         02) Lawrence H. Brown                                                             ----------------------------------------
         03) Anne E. Impellizzeri
         04) Peter R. Sawers
         05) Judith M. Stockdale

         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
         SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
         VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
         (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

         NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


         ---------------------------------------------          ---------------------------------------------

         ---------------------------------------------          ---------------------------------------------
         Signature (PLEASE SIGN WITHIN BOX)      Date           Signature (Joint Owners)                Date


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[NUVEEN INVESTMENTS LOGO]                                                          FL INVESTMENT QUALITY MUNI FD-SERIES T, F
                                                                                         ANNUAL MEETING OF SHAREHOLDERS

333 WEST WACKER DRIVE                                                            MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
CHICAGO, IL 60606-1256
                                                                                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                               NOVEMBER 15, 2001


                                                               The annual meeting of shareholders will be held Thursday, November
                                                               15, 2001, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                               At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints
                                                               Timothy R. Schwertfeger, Larry W. Martin, and Gifford R. Zimmerman,
                                                               and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on November 15, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                          KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


FL INVESTMENT QUALITY MUNI FD- SERIES T, F
Preferred Shares

     Vote On Proposal                                     For    Withhold     For All      To withhold authority to vote, mark "For
                                                          All      All        Except       All Except" and write the nominee's
                                                                                           number on the line below.
     1.  ELECTION OF NOMINEES TO THE BOARD                [ ]      [ ]         [ ]
         01) William J. Schneider
         02) Timothy R. Schwertfeger                                                       ----------------------------------------
         03) Robert P. Bremner
         04) Lawrence H. Brown
         05) Anne E. Impellizzeri
         06) Peter R. Sawers
         07) Judith M. Stockdale

         WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
         SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
         VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
         (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

         The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board.

         Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

         NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



         ---------------------------------------------          ---------------------------------------------

         ---------------------------------------------          ---------------------------------------------
         Signature (PLEASE SIGN WITHIN BOX)      Date           Signature (Joint Owners)                Date

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